UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2015

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-8809	SCANA Corporation (a South Carolina corporation) 100 SCANA Parkway, Cayce, South Carolina 29033 (803) 217-9000	57-0784499

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) In connection with retirement on January 31, 2015, Mr. George J. Bullwinkel, Jr. is eligible to receive customary benefits and payments under the terms of applicable company plans. In addition, Mr. Bullwinkel entered into two agreements with our subsidiary, SCANA Services, Inc., which were fully executed on February 3, 2015, pursuant to which he will receive, subject to certain terms and conditions, severance pay of $120,000 in 2015 and will receive a transaction bonus payment of $383,000 relating to the successful closing of the sale of our subsidiary Carolina Gas Transmission Corporation. He also will receive a transaction bonus payment of $117,000, contingent upon the successful closing of the sale of our subsidiary SCANA Communications, Inc. In addition, pursuant thereto, Mr. Bullwinkel will provide independent consulting services for the remainder of 2015 for a total fee of $230,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

February 4, 2015	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller